                           Consent of Independent Auditors


We consent to the use of our report dated February 19, 1999 on the financial statements of First Fortis Life Insurance Company and our report dated March 19, 1999 on the financial statements of First Fortis Life Insurance Company
Variable Account A in Post-Effective Amendment No. 8 to the Registration Statement (Form N-4 No. 33-71688) and related Prospectus and Statement of Additional Information of First Fortis Life Insurance Company for the registration of flexible premium deferred combination variable and fixed annuity contracts.


/s/
Ernst & Young LLP


Minneapolis, Minnesota
April 26, 1999